EXHIBIT 99.1

                                                           [HANOVER DIRECT LOGO]

FOR IMMEDIATE RELEASE

CONTACT: Hanover Direct, Inc                                 The MWW Group
         Edward M. Lambert                                   Rich Tauberman
         E.V.P & Chief Financial Officer                     Tel: (201) 507-9500
         Tel: (201) 272-3325

   HANOVER DIRECT, INC. REPORTS FIRST HALF OPERATING RESULTS FOR FISCAL 2003;
         INTERNET SALES CONTINUE STRONG GROWTH AT 32.2% OVER PRIOR YEAR

EDGEWATER, NJ, August 7, 2003 - Hanover Direct, Inc. (AMEX: HNV) today announced operating results for the 13- and 26-weeks ended June 28, 2003.

The Company reported that internet sales continue to show strong growth, comprising 27.0% of total revenues for the 26-week period ended June 28, 2003. Internet net revenues for the 13-week and 26-week periods ended June 28, 2003 were $27.5 million and $53.1 million, respectively, or 31.9% and 32.2% above the comparable fiscal periods in 2002. Total net revenues for the 13-weeks and 26-weeks ended June 28, 2003 were $105.8 million and $208.2 million, respectively, a decrease of $8.1 million (7.1%) and $15.2 million (6.8%), respectively, from the prior year 13-week and 26-week results. The decreases were due primarily to softness in demand related to general economic conditions.

For the 26-weeks ended June 28, 2003, the Company reported a net loss of $7.0 million compared with a net loss of $6.4 million for the 26-weeks ended June 29, 2002. The results for the 26-week periods ended June 28, 2003 and June 29, 2002 include $1.9 million and $0.3 million, respectively, in after tax gains resulting from the sale of the Improvements business in June 2001. Net loss per common share was $.05 for both the 26-weeks ended June 28, 2003 and June 29, 2002. The per share amounts were calculated after deducting preferred dividends and accretion of $7.9 million and $6.4 million for the 26-weeks ended June 28, 2003 and June 29, 2002, respectively. The Company also announced that EBITDA (earning before interest, taxes, depreciation and amortization) adjusted to add back stock option expense was $6.1 million for the 26-weeks ended June 28, 2003 compared with $6.4 million for the comparable period in 2002.


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The Company also reported net income of $0.7 million for the 13-weeks ended
June 28, 2003 compared with $1.8 million for the 13-weeks ended June 29, 2002. The results for the 13-weeks ended June 29, 2002 include $0.3 million in after tax gains resulting from the sale of the Improvements business in June 2001. Net loss per common share was $.03 for the 13-weeks ended June 28, 2003 compared to a net loss per common share of $.01 for the 13-weeks ended June 29, 2002. The per share amounts were calculated after deducting preferred dividends and accretion of $4.3 million and $3.5 million for the 13-weeks ended June 28, 2003 and June 29, 2002, respectively. The Company also announced that EBITDA (earning before interest, taxes, depreciation and amortization) adjusted to add back stock option expense was $3.1 million for the 13-weeks ended June 28, 2003 compared with $5.0 million for the comparable period in 2002.

A conference call with the management of Hanover Direct, Inc. to review the Fiscal 2003 second quarter operating results will be held on Thursday, August 7, 2003 at 3:00 p.m. Eastern Daylight Time. If you would like to participate in the call, please call 877-691-0878 (Domestic) and 973-582-2741 (International) between 2:50 p.m. and 2:55 p.m. Eastern Daylight Time. The call will begin promptly at 3:00 p.m. Eastern Daylight Time. A re-play of the conference will be available from 5:00 p.m. Eastern Daylight Time on Thursday, August 7, 2003 until 5:00 p.m. Eastern Daylight Time on Friday, August 8, 2003 and can be accessed by calling 877-519-4471 (Domestic) and 973-341-3080 (International) and entering the Reservation No.: 4094320.

ABOUT HANOVER DIRECT, INC.

Hanover Direct, Inc. (AMEX: HNV) and its business units provide quality, branded merchandise through a portfolio of catalogs and e-commerce platforms to consumers, as well as a comprehensive range of Internet, e-commerce, and fulfillment services to businesses. The Company's catalog and Internet portfolio of home fashions, apparel and gift brands include Domestications, The Company Store, Company Kids, Silhouettes, International Male, Scandia Down, and Gump's By Mail. The Company owns Gump's, a retail store based in San Francisco. Each brand can be accessed on the Internet individually by name. Keystone Internet Services, LLC (www.keystoneinternet.com), the Company's third party fulfillment operation, also provides the logistical, IT and fulfillment needs of the Company's catalogs and web sites. Information on Hanover Direct, including each of its subsidiaries, can be accessed on the Internet at www.hanoverdirect.com.


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                      HANOVER DIRECT, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                 (IN THOUSANDS OF DOLLARS, EXCEPT SHARE AMOUNTS)

                                                                                              JUNE 28,     DECEMBER 28,
                                                                                                2003           2002
                                                                                             ---------     ------------
                                                                                            (UNAUDITED)
                                ASSETS
CURRENT ASSETS:
       Cash and cash equivalents                                                             $     708      $     785
       Accounts receivable, net                                                                 15,360         16,945
       Inventories                                                                              49,382         53,131
       Prepaid catalog costs                                                                    15,091         13,459
       Other current assets                                                                      4,126          3,967
                                                                                             ---------      ---------
            Total Current Assets                                                                84,667         88,287
                                                                                             ---------      ---------

       Property and equipment, at cost                                                          89,179         88,609
       Accumulated depreciation and amortization                                               (61,080)       (59,376)
                                                                                             ---------      ---------
            Property and equipment, net                                                         28,099         29,233
                                                                                             ---------      ---------
Goodwill, net                                                                                    9,278          9,278
Deferred tax assets                                                                             13,600         12,400
Other assets                                                                                       253            902
                                                                                             ---------      ---------
            Total Assets                                                                     $ 135,897      $ 140,100
                                                                                             =========      =========

                 LIABILITIES AND SHAREHOLDERS' DEFICIENCY

CURRENT LIABILITIES:
      Current portion of long-term debt and capital lease obligations                        $  29,659      $   3,802
      Accounts payable                                                                          41,245         42,873
      Accrued liabilities                                                                       15,760         26,351
      Customer prepayments and credits                                                           7,118          4,722
      Deferred tax liabilities                                                                   2,300          1,100
                                                                                             ---------      ---------
                  Total Current Liabilities                                                     96,082         78,848
                                                                                             ---------      ---------
NON-CURRENT LIABILITIES:
      Long-term debt                                                                                23         21,327
      Other                                                                                      5,378          6,387
                                                                                             ---------      ---------
                  Total Non-current Liabilities                                                  5,401         27,714
                                                                                             ---------      ---------
                  Total Liabilities                                                            101,483        106,562
                                                                                             ---------      ---------
SERIES B REDEEMABLE PREFERRED STOCK, authorized, issued
       and outstanding, 1,622,111 shares at June 28, 2003 and December 28,
       2002; liquidation preference was $105,015 and $92,379 at June 28,
       2003 and December 28, 2002                                                               99,954         92,379

SHAREHOLDERS' DEFICIENCY:
       Common Stock, $.66 2/3 par value, authorized 300,000,000 shares;
       140,436,729 shares issued at June 28, 2003 and December 28, 2002                         93,625         93,625

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
       Capital in excess of par value                                                          329,926        337,507
       Accumulated deficit                                                                    (485,745)      (486,627)
                                                                                             ---------      ---------
                                                                                               (62,194)       (55,495)
                                                                                             ---------      ---------
Less:
       Treasury stock, at cost (2,120,929 shares at June 28, 2003 and
            December 28, 2002)                                                                  (2,996)        (2,996)
       Notes receivable from sale of Common Stock                                                 (350)          (350)
                                                                                             ---------      ---------
                  Total Shareholders' Deficiency                                               (65,540)       (58,841)
                                                                                             ---------      ---------
                  Total Liabilities and Shareholders' Deficiency                             $ 135,897      $ 140,100
                                                                                             =========      =========

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                      HANOVER DIRECT, INC. AND SUBSIDIARIES
               CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)
               (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE AMOUNTS)
                                  (Unaudited)

                                                                              FOR THE 13- WEEKS ENDED    FOR THE 26- WEEKS ENDED
                                                                              -----------------------    ----------------------
                                                                              JUNE 28,      JUNE 29,     JUNE 28,      JUNE 29,
                                                                                2003          2002         2003          2002
                                                                              ---------     ---------    ---------     ---------
NET REVENUES                                                                  $ 105,765     $ 113,852    $ 208,239     $ 223,363
                                                                              ---------     ---------    ---------     ---------
OPERATING COSTS AND EXPENSES:
      Cost of sales and operating expenses                                       66,265        70,326      131,804       141,489
      Special charges                                                               211             -          488           233
      Selling expenses                                                           26,859        26,579       51,312        51,199
      General and administrative expenses                                         9,487        12,552       20,765        24,972
      Depreciation and amortization                                               1,138         1,481        2,321         2,983
                                                                              ---------     ---------    ---------     ---------
                                                                                103,960       110,938      206,690       220,876
                                                                              ---------     ---------    ---------     ---------

INCOME FROM OPERATIONS                                                            1,805         2,914        1,549         2,487
      Gain on sale of Improvements                                                    -           318        1,911           318
                                                                              ---------     ---------    ---------     ---------

INCOME BEFORE INTEREST AND
      INCOME TAXES                                                                1,805         3,232        3,460         2,805
      Interest expense, net                                                       1,120         1,386        2,568         2,739
                                                                              ---------     ---------    ---------     ---------

INCOME BEFORE INCOME TAXES                                                          685         1,846          892            66
      Provision (benefit) for state income taxes                                     (5)           30           10            60
                                                                              ---------     ---------    ---------     ---------

NET INCOME AND COMPREHENSIVE
      INCOME                                                                        690         1,816          882             6
      Preferred stock dividends and accretion                                     4,290         3,503        7,922         6,407
                                                                              ---------     ---------    ---------     ---------

NET LOSS APPLICABLE TO COMMON
      SHAREHOLDERS                                                            $  (3,600)    $  (1,687)   $  (7,040)    $  (6,401)
                                                                              =========     =========    =========     =========

NET LOSS PER COMMON SHARE:
      Net loss per common share - basic and diluted                           $    (.03)    $    (.01)   $    (.05)    $    (.05)
                                                                              =========     =========    =========     =========
      Weighted average common shares outstanding -
      basic (thousands)                                                         138,316       138,264      138,316       138,245
                                                                              =========     =========    =========     =========
      Weighted average common shares outstanding -
      diluted (thousands)                                                       138,316       138,264      138,316       138,245
                                                                              =========     =========    =========     =========

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                      HANOVER DIRECT, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (IN THOUSANDS OF DOLLARS)
                                   (UNAUDITED)

                                                                                        -----------------------
                                                                                        FOR THE 26- WEEKS ENDED
                                                                                        -----------------------
                                                                                        JUNE 28,      JUNE 29,
                                                                                          2003          2002
                                                                                        --------      --------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCOME                                                                              $    882      $      6
 Depreciation and amortization, including deferred fees                                    2,966         3,696
 Compensation expense related to stock options                                               341           627
 Gain on sale of Improvements                                                             (1,911)            -
 Other, net                                                                                  312            83

 CHANGES IN ASSETS AND LIABILITIES:
 Inventories                                                                               3,749         7,957
 Prepaid catalog costs                                                                    (1,632)       (2,721)
 Accounts payable                                                                         (1,628)       (5,838)
 Accrued liabilities                                                                     (10,591)       (4,961)
 Customer prepayments and credits                                                          2,396         2,253
 Other, net                                                                               (1,087)       (2,426)
                                                                                        --------      --------
NET CASH (USED) PROVIDED BY OPERATING ACTIVITIES                                          (4,916)          189
                                                                                        --------      --------

CASH FLOWS FROM INVESTING ACTIVITIES:

 Acquisitions of property and equipment                                                   (1,202)         (300)
 Proceeds from sale of Improvements                                                        2,000             -
 Other, net                                                                                  (87)            -

                                                                                        --------      --------
NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES:                                            711          (300)
                                                                                        --------      --------

CASH FLOWS FROM FINANCING ACTIVITIES:

 Net borrowings under Congress facilities                                                  4,559           (54)
 Other, net                                                                                 (431)          (71)
                                                                                        --------      --------
NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                           4,128          (125)
                                                                                        --------      --------

NET DECREASE IN CASH AND CASH EQUIVALENTS                                                    (77)         (236)

CASH AND CASH EQUIVALENTS AT THE BEGINNING OF THE YEAR                                       785         1,121

                                                                                        --------      --------
 CASH AND CASH EQUIVALENTS AT THE END OF THE PERIOD                                     $    708      $    885
                                                                                        ========      ========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

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
Cash paid for:
            Interest                                                                    $  1,642      $  1,706
            Income taxes                                                                $    663      $    137
Non-cash investing and financing activities
            Series B Preferred Stock redemption price increase                          $  7,575      $  6,407
            Tandem share expirations                                                    $      -      $     55

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                           EBITDA COMPARISON SCHEDULE
                             FOR THE 26- WEEKS ENDED

                                                                                   JUNE 28,  JUNE 29,
                                                                                     2003     2002
                                                                                   --------  --------
INCOME BEFORE INTEREST & TAXES                                                     $ 3,460   $ 2,805
-----------------------------------------------------------------------------------------------------
Add: Depreciation and amortization                                                   2,321     2,983
-----------------------------------------------------------------------------------------------------
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION                       5,781     5,788
-----------------------------------------------------------------------------------------------------
Add: Compensation expense related to stock options                                     341       627
-----------------------------------------------------------------------------------------------------
EBITDA AS DEFINED FOR DEBT COVENANT                                                $ 6,122     6,415
-----------------------------------------------------------------------------------------------------